Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
The quarterly report on Form 10-Q of Peak Pharmaceuticals, Inc. for the quarter ended June 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)
Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 12, 2017

By:	/s/ Neil Reithinger
Name:	Neil Reithinger
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)